UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 18, 2009

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 POWELL STREET, SUITE 600
EMERYVILLE, CALIFORNIA		94608
(Address of principal executive offices)		(Zip Code)

(510) 985-6700

(Company’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 18, 2009, LECG Corporation (the “Company” or “LECG”) held a telephone conference call and live webcast to discuss the announcement that it has entered into definitive agreements to merge a subsidiary of LECG with Smart Business Holdings, Inc., the holding company of SMART Business Advisory & Consulting, LLC (SMART), a privately held provider of business advisory services, and to receive a $25 million cash investment from SMART’s majority shareholder, Great Hill Equity Partners III, LP.

A recording of the conference call is available for replay by telephone through August 25, 2009, and is also available for replay through the Company’s website.  A transcript of the conference call is attached hereto as Exhibit 99.1.

Important Additional Information

LECG intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the transactions. When finalized, the proxy statement will be mailed to the stockholders of LECG. Before making any voting or investment decision with respect to the transactions, investors and stockholders of LECG are urged to carefully read the proxy statement and the other relevant materials when they become available because they will contain important information about the proposed transactions. The proxy statement and other relevant materials (when they become available), and any other documents filed by LECG with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of LECG may obtain free copies of the proxy statement (when available) and other documents filed by LECG with the SEC from LECG’s website at www.lecg.com.

LECG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the LECG’s stockholders in connection with the transactions. Information about LECG’s directors and executive officers is set forth in the proxy statement on Schedule 14A for LECG’s 2008 Annual Meeting of Stockholders filed with the SEC on April 25, 2008 and in the amended Annual Report on Form 10-K filed by LECG with the SEC on April 29, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transactions will be included in the proxy statement that LECG intends to file with the SEC. Stockholders may obtain additional information regarding the direct and indirect interests of LECG and its directors and executive officers with respect to the transactions by reading the proxy statement once it is available and the other filings referred to above.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description of Exhibit

99.1	Transcript of conference call hosted by LECG Corporation on August 18, 2009 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ Steven R. Fife
Steven R. Fife Chief Financial Officer

Date: August 18, 2009

EXHIBIT INDEX

No.	Description

99.1	Transcript of conference call hosted by LECG Corporation on August 18, 2009 (furnished herewith).